YieldStreet Prism Fund Inc.

Schedule of Investments

March 31, 2022 (Unaudited)

NON-AFFILIATED INVESTMENTS - 92.02%	Rate	Reference Rate & Spread(a)	Maturity Date	Par Amount/Shares	Value
CORPORATE BONDS - 7.69%(b)
Preferred - 7.69%
Bank of America Corp., Series MM	4.30%	1D SOFR + 2.93%	01/28/2025	$2,000,000	$1,902,500
Bank of New York Mellon Corp., Series G	4.70%	N/A	09/20/2025	940,000	964,910
Charles Schwab Preferred, Series H	4.00%	N/A	12/01/2030	1,900,000	1,708,803
Discover Financial Services, Series C	5.50%	N/A	10/30/2027	1,850,000	1,795,148
JPMorgan Preferred, Series HH	4.60%	N/A	02/01/2025	940,000	908,275
State Street Preferred, Series H	5.63%	N/A	12/15/2023	940,000	933,420
Total Preferred					8,213,056

Total Corporate Bonds (Cost $8,741,300)					8,213,056

EQUITY - 5.45%(c)
Internet - 2.97%
51job, Inc.	N/A	N/A	N/A	54,157	$3,170,892
Total Internet					3,170,892

Residential Real Estate - 2.48%(d)(g)
USC FL Investors LLC	N/A	N/A	N/A	2,651,058	2,651,058
Total Residential Real Estate					2,651,058

Total Equity (Cost $6,447,691)					5,821,950

FIRST-LIEN SENIOR SECURED TERM LOANS - 57.61%(d)
Art - 4.28%(e)
Ostillo Delaware, LLC	8.25%	3M US L + 6.50% , (1.75% Floor)	03/17/2023	4,570,000	4,570,000
Total Art					4,570,000

Auto - 4.64%(f)
Non-Prime - 4.64%
Exotic Car Leasing, LLC	9.75%	9.75%	07/31/2023	4,953,000	4,953,000
Total Auto					4,953,000

Commercial - 6.80%
Equipment Lease - 0.61%(h)(i)
Align Business Finance (Redden Transport, LLC & Redden Leasing, LLC)	10.00%	10.00%	07/15/2023	654,628	654,628
Single-Family Home - 0.27%(f)
ARH Models, LLC	8.49%	8.49%	06/23/2023	290,462	290,462
Supply Chain Finance - 5.92%(g)
Raistone Purchasing LLC	N/A	N/A	09/21/2022	6,199,127	5,930,193
Raistone Purchasing LLC	N/A	N/A	06/30/2022	186,650	185,213
Raistone Purchasing LLC	N/A	N/A	06/30/2022	112,461	111,547
Raistone Purchasing LLC	N/A	N/A	06/30/2022	54,156	53,742
Raistone Purchasing LLC	N/A	N/A	06/30/2022	40,062	39,717
Total Commercial					7,265,502

Commercial Real Estate – 17.87%
Bridge - 3.75%(g)(j)
Invictus Real Estate Partners	19.33%	1 M US L + 16.40% Cash 2.68% PIK (0.25% Floor)	11/08/2022	4,000,000	4,000,000

	Rate	Reference Rate & Spread(a)	Maturity Date	Par Amount/Shares	Value
Hotel - 11.31%(j)
BIH Owner, LLC	10.50%	7.00% Cash + 3.50% PIK	07/31/2022	$4,083,176	$4,083,176
Cottonwood Management, LLC(g)	10.00%	1M SOFR + 9.75% (0.25% Floor)	02/07/2025	5,000,000	5,000,000
Rupal Corporation	8.99%	7.99% Cash + 1.00% PIK	06/01/2022	3,000,000	3,000,000
Land - 2.81%(g)
iBorrow REIT, L.P.	8.49%	8.49%	12/07/2022	3,000,000	3,000,000
Total Commercial Real Estate					19,083,176

Residential Real Estate - 16.59%(g)
Condominium Inventory - 16.59%
Invictus Real Estate Partners	13.24%	1M SOFR + 13.14% , (0.10% Floor)	03/24/2024	8,850,000	8,850,000
Urban Standard Capital	13.45%	13.45%	02/01/2024	9,000,000	8,860,376
Total Residential Real Estate					17,710,376

Marine - 7.43%
Chemical Tankers - 7.43%
Lomar Shipping Limited	9.25%	9.25%	01/31/2024	4,118,000	4,118,000
Lomar Shipping Limited	9.25%	9.25%	01/31/2024	3,820,000	3,820,000
Total Marine					7,938,000

Total First-Lien Senior Secured Term Loans (Cost $61,642,976)					61,520,054

PREFERRED EQUITY - 6.68%(d)(g)
Legal - 6.68%
9RPJ1 Partners, LP(f)	N/A	N/A	N/A	4,556,424	4,274,520
BWA20C	N/A	N/A	N/A	3,300,000	2,860,697
Total Legal					7,135,217

Total Preferred Equity (Cost $6,962,546)					7,135,217

SECOND-LIEN SENIOR SECURED TERM LOANS - 7.11%(d)
Commercial - 0.43%(g)(k)
Small Business - 0.43%
CRA Funding II, LLC	13.50%	13.50%	07/01/2026	457,883	457,883
Total Commercial					457,883

Consumer - 6.68%
Cash-Collateralized - 2.75%(g)(l)
NCP SPV Unitranche, LLC	13.00%	13.00%	11/30/2023	2,932,132	2,932,132
Purchase Finance - 3.93%(f)(m)
Luther Appliance & Furniture Sales Acquisition, LLC	12.00%	12.00%	10/30/2023	4,200,000	4,200,000
Total Consumer					7,132,132

Total Second-Lien Senior Secured Term Loans (Cost $7,590,015)					7,590,015

STRUCTURED NOTES - 7.48%(d)
Bank of Montreal, Block Inc.	N/A	N/A	12/29/2023	500,000	425,150
Bank of Montreal, Roku	N/A	N/A	12/29/2023	500,000	346,350
Credit Suisse, Las Vegas Sands Corp.	N/A	N/A	07/31/2023	500,000	446,100
Credit Suisse, LyondellBasell Industries N.V.	N/A	N/A	07/31/2023	500,000	490,500
Credit Suisse, Paycom Software Inc.	N/A	N/A	12/29/2023	500,000	445,500
Credit Suisse, Zillow Group, Inc.	N/A	N/A	11/02/2023	500,000	302,450
Goldman Sachs, Citigroup	N/A	N/A	05/04/2023	500,000	419,100
Goldman Sachs, Facebook, Inc.	N/A	N/A	09/25/2023	500,000	352,450
Goldman Sachs, FedEx Corporation	N/A	N/A	05/04/2023	500,000	443,100
Goldman Sachs, Micron	N/A	N/A	05/04/2023	500,000	471,800

	Rate	Reference Rate & Spread(a)	Maturity Date	Par Amount/Shares	Value
Goldman Sachs, The Walt Disney Company	N/A	N/A	05/04/2023	500,000	$418,000
JPMorgan, Generac Holdings In.	N/A	N/A	12/29/2023	500,000	467,600
Royal Bank of Canada, General Motors	N/A	N/A	06/02/2023	500,000	407,800
Royal Bank of Canada, United Rentals, Inc.	N/A	N/A	06/19/2023	650,000	636,935
The Toronto-Dominion Bank, CrowdStrike Holdings, Inc.	N/A	N/A	09/25/2023	500,000	442,600
The Toronto-Dominion Bank, Fortinet Inc.	N/A	N/A	12/29/2023	500,000	477,250
The Toronto-Dominion Bank, Western Digital Corporation	N/A	N/A	06/19/2023	650,000	495,690
UBS AG, Dow Inc.	N/A	N/A	09/25/2023	500,000	496,750
Total Structured Notes (Cost $9,300,000)					7,985,125

Total Non-Affiliated Investments (Cost $100,684,528)					98,265,417

AFFILIATED INVESTMENTS, PREFERRED EQUITY - 4.15%(d)(g)
Residential Real Estate - 4.15%
Multi-family - 4.15%
YS PE REQ I, LLC	N/A	N/A	N/A	2,000,000	2,203,000
YS PP REQ II, LLC	N/A	N/A	N/A	2,000,000	2,223,400
Total Residential Real Estate					4,426,400

Total Affiliated Investments, Preferred Equity (Cost $4,000,000)					4,426,400

	7-Day Yield	Shares
MONEY MARKET MUTUAL FUNDS - 4.27%(n)
SDIT Government Fund, Class F	0.04%	4,563,450	$4,563,450
Total Money Market Mutual Funds (Cost $4,563,450)			4,563,450

Total Investments - 100.44% (Cost $109,247,978)			$107,255,267
Liabilities in Excess of Other Assets - (0.44)%			(472,506)
Net Assets - 100.00%			$106,782,761

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

3M US L - 3 Month LIBOR as of March 31, 2022 was 0.97%

1D US SOFR - 1 Day SOFR as of March 31, 2022 was 0.29%

(a)	Floating or variable rate investment. The rate in effect as of March 31, 2022 is based on the reference rate, as described above, plus the displayed spread as of the securities last reset date. The interest rate shown is the rate in effect as of year end and changes periodically.
(b)	Corporate bonds are perpetual investments. The maturity dates presented for these securities reflect the next call date.
(c)	Non-income producing security.
(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.
(e)	In 2020 the Fund made a $4.570 million first-lien term loan to a dedicated art holding company that was funded in three separate draws over an eight month period. The loan was originated by Athena Art Finance Corp. (“Athena”), an affiliate of Advisor, and is secured by a diversified pool of fifteen blue-chip artworks valued at an estimated $9.8 million (as determined by an independent, third-party appraisal firm on a marketable cash value basis).
(f)	These investments have an unfunded commitment as of March 31, 2022.
(g)	Restricted Security; these securities may only be sold in transactions exempt from registration under the Securities Act of 1933.

(h)	These positions are held through a participation with an unrelated loan servicer or underwriter that exposes the Fund to additional credit risk.
(i)	Reich Bros Business Solutions, LLC, doing business as Align Business Finance ("ABF").
(j)	Paid in kind security which may pay interest in additional par.
(k)	The Fund's investment in the securities were purchased from the originator, a non-bank direct lender that provided credit facilities to specialty finance companies, and are held through a participation with an unrelated loan servicer or underwriter that exposes the Fund to additional credit risk.
(l)	A portion of the exposure of this investment is collateralized by cash deposits controlled by the lender.
(m)	This investment comprises of a 2% management fee and 10% interest rate.
(n)	To obtain a copy of the Fund's shareholder report, please go to the Securities and Exchange Commission's website.

Below is a summary of the fund transactions with its affiliates at March 31, 2022

Preferred Equity, Affiliated Investment

Name of Issuer	Fair Value as of December 31, 2021	Purchases	Sales	Net Change in Unrealized Gains (Losses)	Fair Value as of March 31, 2022	Net Realized Gains (Losses)	Dividend Income
YS PE REQ I, LLC	$2,000,000	$–	$–	$203,000	$2,203,000	$–	$45,679
YS PE REQ II, LLC	2,000,000	–	–	223,400	2,223,400	–	45,326
	$4,000,000	$–	$–	$426,400	$4,426,400	$–	$91,005

YieldStreet Prism Fund Inc.

Notes to Quarterly Schedule of Investments

March 31, 2022 (Unaudited)

1. Fair Value Measurement – The Fund follows guidance in ASC 820, Fair Value Measurement, where fair value is defined as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date and in the principal or most advantageous market for that asset or liability. Fair value should be determined based on assumptions that market participants would use in pricing the asset or liability, not assumptions specific to the entity.

Fair value measurements are determined quarterly within a framework that establishes a three-tier hierarchy which classifies fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –

Unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from investment to investment and is affected by a wide variety of factors, including, for example, the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the investment. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of estimating fair value, those estimated values may be materially higher or lower than if the fair value was determined using observable inputs. Accordingly, the degree of judgment exercised in estimating fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the three months ended March 31, 2022 maximized the use of observable inputs and minimized the use of unobservable inputs. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities.

Investment Valuation: Under procedures established by the Fund’s Board of Directors, the fair value process is monitored by the Fund’s Audit Committee either directly or through the oversight of other committees, including the Adviser’s Internal Valuation Committee. The purpose of the Internal Valuation Committee is to oversee the pricing policy and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues and approving changes to valuation methodologies and pricing sources. Meetings are held at least quarterly to discuss and analyze the significant assumptions utilized in the Adviser’s internally developed models and to review the valuations provided by third-party pricing services and an independent valuation firm for reasonableness. Money market fund investments are valued at the reported net asset value per share. The Fund utilizes a third-party pricing service to value its corporate bonds and SPAC equity investments. The corporate bonds and SPAC equity investments are valued utilizing the closing bid prices obtained from an independent pricing vendor. If and when market quotations are unavailable or are deemed not to represent fair value, the Adviser will develop models to determine the fair value. An independent valuation firm reviews the valuation quarterly from the Adviser and develops their own appraisals to assist the Audit Committee and Board of Directors in determining fair value. The Board of Directors is fully responsible for approving the fair values based on the input of our Adviser, the applicable independent valuation firm, and the Audit Committee of the Board of Directors.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the Board of Directors has approved a multi-step valuation process each quarter, as described below:

1.	The quarterly valuation process begins with investments initially valued by the Internal Valuation Group of the Adviser.

2.	The asset class team covering each of these investments and/or the Director of Portfolio Management & Restructuring review and approve the valuations before they are submitted to the Internal Valuation Committee for further review.

3.	An independent valuation firm is engaged by the Board of Directors to conduct independent appraisals by reviewing the Adviser’s internal valuations for the largest investments with total current fair value greater than or equal to 3% of the Fund’s Net Asset Value (as of the previous quarter), and then providing an assessment of the Adviser’s internal values.

4.	The Audit Committee of the Board of Directors reviews the valuations of the Adviser and the valuations prepared by the independent valuation firm and responds, if warranted, to the valuations recommendation of the independent valuation firm.

5.	The Board of Directors discusses valuations and determines in good faith the fair value of each investment in the portfolio based on the input of our Adviser, the applicable independent valuation firm, and the Audit Committee of the Board of Directors.

6.	Generally, new private investments purchased within 45 business days before the valuation date are held at the recent transaction price and not valued by an independent valuation firm. These investments are held at purchase price initially unless such valuation, in the judgment of the Internal Valuation Committee, does not represent fair value. These investments are generally transitioned to an independent valuation firm to assist the Internal Valuation Committee in determining the application of a valuation methodology at the next valuation date. The Internal Valuation Committee will convene if there has been a material change to the underlying company, industry or market between the time of investment and the valuation date.

The process above does not apply when the vendor price has been determined to be indicative of fair value. If there is a market dislocation, the Internal Valuation Committee will reconvene to revisit valuations intra quarter as needed.

Investments for which market quotations are not readily available are valued utilizing a market approach, an income approach, or cost approach, as appropriate. The market approach indicates the fair value of an asset or liability based on prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including businesses). In the context of securities valuation, market approach valuation techniques can include quoted prices in active markets and market multiple analyses based on comparables. The income approach indicates the fair value of an asset or liability based on discounting the future cash flows that an asset or liability can be expected to generate over its remaining life to a present value equivalent. The future cash flows are discounted at a rate that reflects the time value of money and the risk and uncertainty inherent in the projected cash flows. In the context of securities valuation, income approach valuation techniques can include discounted cash flow analyses and option pricing models (i.e., Black-Scholes). The cost approach is a valuation technique that uses the concept of replacement cost as an indicator of value. For valuing business and investment securities, this approach is typically referred to as an asset or net asset approach. The approach typically encompasses a liquidation method or a net asset value method. The liquidation method assumes the subject company will be liquidated in the near future and determines its estimated liquidation price for the company’s assets, including all fees and commissions the actual owner would incur to liquidate the company. The net asset value (also called adjusted book value) method makes adjustments to determine the fair value of the company. During the three months ended March 31, 2022, there were no significant changes to the Fund’s valuation techniques and related inputs considered in the valuation process.

Fair Value Measurements and Disclosures: The following table presents the fair value measurement of investments by major class of investments as of March 31, 2022 according to the fair value hierarchy:

Investments at Value	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds	$–	$8,213,056	$–	$8,213,056
Equity	3,170,892	–	2,651,058	5,821,950
First-Lien Senior Secured Term Loans	–	–	61,520,054	61,520,054
Preferred Equity	–	–	11,561,617	11,561,617
Second-Lien Senior Secured Term Loans	–	–	7,590,015	7,590,015
Structured Notes	–	–	7,985,125	7,985,125
Money Market Mutual Funds	4,563,450	–	–	4,563,450
Total	$7,734,342	$8,213,056	$91,307,869	$107,255,267

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

	First Lien Senior Secured Term Loans	Preferred Equity	Second Lien Senior Secured Term Loans	Structured Notes	Equity	Total
Balance as of December 31, 2021	$29,356,735	$10,420,762	$9,248,354	$9,208,838	$2,651,058	$60,885,747
Accrued discount/ premium	25,061	-	-	-	-	25,061
Realized Gain/(Loss)	-	-	-	-	-	-
Return of Capital	-	-	-	-	-	-
Change in Unrealized Appreciation/(Depreciation)	(139,624)	1,140,855	-	(723,713)	-	277,518
Purchases	36,827,537	-	1,586,906	-	-	38,414,443
Sales Proceeds and Paydowns	(4,549,655)	-	(3,245,245)	(500,000)	-	(8,294,900)
Transfer into Level 3	-	-	-	-	-	-
Transfer out of Level 3	-	-	-	-	-	-
Balance as of March 31, 2022	$61,520,054	$11,561,617	$7,590,015	$7,985,125	$2,651,058	$91,307,869
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at March 31, 2022	$(139,624)	$1,140,855	$-	$(723,713)	$-	$277,518

The following table summarizes the significant unobservable inputs the Fund used to value its investments categorized within Level 3 as of March 31, 2022. In addition to the techniques and inputs noted in the table below, according to the Fund’s valuation policy, other valuation techniques and methodologies when determining the Fund’s fair value measurements may be used. The below table is not intended to be all-inclusive, but rather provide information on the significant unobservable inputs as they relate to the Fund’s determination of fair values.

Asset Category	Fair Value	Valuation Techniques/ Methodologies	Unobservable Input	Range	Weighted Average (1)
First Lien Senior Secured Term Loan	$24,941,485	Yield Analysis	IRR	8.25%-19.33%	13.35%
First Lien Senior Secured Term Loan	36,578,569	Recent Transaction Price	Recent Transaction Price	100%	100%
Senior Secured Second Lien Term Loan	7,590,015	Yield Analysis	IRR	12.00%-13.50%	13.43%
Preferred Equity	11,561,617	Yield Analysis	IRR	10.00%-14.00%	17.01%
Equity	2,651,058	Yield Analysis	IRR	11.41%	12.20%
Structured Notes	7,985,125	Market Comparable Technique	Comparable Multiple	$60.49-$99.35	$87.17
	$91,307, 869

(1)	The weighted average information is generally derived by assigning each disclosed unobservable input a proportionate weight based on the fair value of the related investment.

The Fund utilized the yield analysis, market comparable technique, and recent transaction price. The yield analysis technique is an analysis whereby expected cash flows of the loan are discounted to determine a present value using internal rate of return. Significant increases or decreases in the internal rate of return would result in an increase or decrease in the fair value measurement. The Fund primarily uses comparable multiples for its structured notes which uses equity prices from brokers to determine the fair value. For recent transaction technique, generally, new private investments purchased within 45 business days before the valuation date are not reviewed by an independent third-party valuation firm. These investments are held at purchase price initially unless such valuation, in the judgment of the Internal Valuation Committee, does not represent fair value. These investments are generally transitioned to an independent third-party valuation firm to assist the Internal Valuation Committee in determining the application of a valuation methodology at the next valuation date. The Internal Valuation Committee will convene if there has been a material change to the underlying company, industry or market between the time of investment and the valuation date.

Restricted Securities: As of March 31, 2022, investments in securities included issuers that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Directors as reflecting fair value.

Restricted securities as of March 31, 2022, were as follows:

Security	% of Net Assets	Acquisition Date	Par Amount/ Shares	Cost	Value
BWA20C	2.68%	6/17/2020	3,300,000	$2,791,469	$2,860,697
CRA Funding II, LLC	0.43%	7/1/2020	457,883	457,883	457,883
iBorrow REIT, L.P.	2.81%	9/8/2021	3,000,000	3,000,000	3,000,000
NCP SPV Unitranche, LLC	2.75%	11/30/2020	2,932,132	2,932,132	2,932,132
YS PE REQ I LLC	2.07%	1/7/2021	2,000,000	2,000,000	2,203,000
YS PE REQ II LLC	2.08%	2/2/2021	2,000,000	2,000,000	2,223,400
USC FL Investors, LLC	2.48%	9/8/2021	2,651,058	2,651,058	2,651,058
9RPJ1 Partners, LP	4.00%	1/8/2021	4,556,424	4,171,077	4,274,520
Raistone Purchasing LLC	5.55%	3/25/2022	6,199,127	5,924,115	5,930,193
Raistone Purchasing LLC	0.37%	5/20/2021	393,328	379,594	390,219
Invictus Real Estate Partners	3.75%	12/10/2021	4,000,000	4,000,000	4,000,000
Invictus Real Estate Partners	8.29%	3/25/2022	8,850,000	8,850,000	8,850,000
Urban Standard Capital	8.30%	3/11/2022	9,000,000	9,000,000	8,860,376
Cottonwood Management, LLC	4.68%	3/30/2022	5,000,000	5,000,000	5,000,000
Lomar Shipping Limited	3.58%	2/17/2022	3,820,000	3,820,000	3,820,000
Lomar Shipping Limited	3.85%	2/17/2022	4,118,000	4,118,000	4,118,000
	57.67%			$61,095,328	$61,571,478

2. Unfunded Commitments – The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked-to-market. At March 31, 2022, the Fund had unfunded commitments shown below:

Investment	Unfunded Commitments as of March 31, 2022
Luther Appliance & Furniture Sales Acquisition, LLC	$800,000
9RPJ1 Partners, LP	2,443,576
Exotic Car Leasing, LLC	47,000
ARH Models, LLC	1,840,554